Property and Equipment, Net	12 Months Ended
Dec. 31, 2025
Property and Equipment, Net [Abstract]
Property and Equipment, net

5. Property and Equipment, net

Property and equipment, net consist of the following:

	December 31, 2025	December 31, 2024
	US$	US$
Mining equipment	41,199,820	54,768,374
Assembly-in-progress mining equipment	6,750,856	21,398,122
Vehicle	62,802	62,802
Other equipment and fixtures	6,404,709	6,375,426
Building	1,484,644	849,395
Land	529,592	529,592
Total	56,432,423	83,983,711
Less: Accumulated depreciation	(29,114,692)	(12,239,341)
Property and equipment, net	27,317,731	71,744,370

During the years ended December 31, 2025 and 2024, the Company identified certain indicators of potential impairment related to specific long-lived assets within its mining equipment and assembly-in-progress mining equipment, primarily due to decreased market price of KASPA mining machines. In accordance with ASC 360-10-35, the Company performed a recoverability test by comparing the carrying amount of the asset group to the sum of the undiscounted expected future cash flows. Based on this analysis, since the sum of the undiscounted expected cash flows is lower than its carrying amount, an impairment is required. The Company then determined the discounted future cash flows, which is lower than the carrying amount of the related assets, and as such, an impairment charge of $42,570,833 (2024: US$16,297,933; 2023: US$nil) was recorded.

During the year ended December 31, 2025, the Company recorded depreciation expenses of US$21,050,529 (2024: US$9,654,039, 2023: US$2,964,283). Specifically, US$20,985,356, US$65,173 and US$nil (2024: US$9,603,765, US$11,972 and US$38,302; 2023: US$2,674,014, US$290,269 and US$nil) are included in costs of revenues, general and administrative expense and research and development expense, respectively.

During the year ended December 31, 2025, the Company recorded US$818,395 loss from disposal of mining equipment (2024: US$1,886,990, 2023: US$290,619).